SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2004

CERUS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-21937	68-0262011
(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)

2411 Stanwell Drive Concord, California 94520
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (925) 288-6000

Item 5.  Other Events and Required FD Disclosure.

On May 19, 2004, Cerus Corporation (the “Company”) issued a press release reporting on its Phase III results for the Intercept Plasma System. A copy of the Company’s press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release, dated May 19, 2004, entitled “Cerus Reports Phase III Results for the Intercept Plasma System.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERUS CORPORATION

Dated: May 19, 2004	By:	/s/ Gregory W. Schafer
Gregory W. Schafer
Vice President, Finance and
Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release, dated May 19, 2004, entitled “Cerus Reports Phase III Results for the Intercept Plasma System.”